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                                               Filed Pursuant to Rule 497(e)
                                               Registration File No.: 333-17217


                                EQ ADVISORS TRUST

                    SUPPLEMENT DATED FEBRUARY 22, 2001 TO THE
                          PROSPECTUS DATED MAY 1, 2001

This Supplement updates certain information contained in the above-dated Prospectus and Statement of Additional Information ("SAI") of EQ Advisors Trust ("Trust") regarding certain Portfolios of the Trust. You may obtain an additional copy of the Prospectus or SAI, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104.

             INFORMATION REGARDING THE EQ/AGGRESSIVE STOCK PORTFOLIO

The information provided below updates information regarding the EQ/Aggressive Stock Portfolio in the section entitled "Who Manages the Portfolio" relating to MFS Investment Management:

          Toni Y. Shimura is no longer a Portfolio Manager for the portion of assets allocated to MFS.

      INFORMATION REGARDING THE EQ/MFS EMERGING GROWTH COMPANIES PORTFOLIO

The information provided below updates information regarding the EQ/MFS Emerging Growth Companies Portfolio located in the section entitled, "Who Manages the Portfolio:"

          Toni Y. Shimura is no longer a Portfolio Manager for the Portfolio.

          INFORMATION REGARDING THE EQ/ALLIANCE INTERNATIONAL PORTFOLIO

The information provided below updates information regarding the EQ/Alliance International Portfolio located in the sections entitled "The Investment Strategy" and "Who Manages the Portfolio."

          Investment decisions for the Portfolio are made by an Investment Policy Group comprised of employees of Alliance Capital Management, L.P. ("Alliance"), including employees from its Bernstein Investment Management and Research unit ("Bernstein"). The Investment Policy Group pairs the existing growth expertise of Alliance with its highly regarded value team from Bernstein. Over the past several months, the Investment Policy Group transitioned the Portfolio from primarily a growth style to reflect the Adviser's proprietary investment strategies, which includes, a blend of both value and growth styles.

In addition, under the heading, "The Principal Risks," "Value Investing Risk" should be added to the list of risks associated with the Portfolio.

             INFORMATION REGARDING THE EQ/EMERGING MARKETS PORTFOLIO

The information provided below replaces the information regarding the EQ/Emerging Markets Portfolio located in the second paragraph of the section entitled "Who Manages the Portfolio."

          Morgan Stanley Asset Management's Emerging Markets Equity Group has primary responsibility for the day-to-day management of the Portfolio.

                        COMPLIANCE WITH "FUND NAMES" RULE

In January 2001, the Securities and Exchange Commission adopted a new rule that requires mutual funds with a name suggesting that the mutual fund focuses on a particular type of investment to invest at least 80% of its assets in the type of investment suggested by its name. It is anticipated, pending approval of the Board of Trustees of the


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Trust and any applicable regulatory authorities, that each affected Portfolio of the Trust will be implementing any necessary changes to its investment strategy in order to ensure compliance with the rule on or about May 1, 2002.

                      INFORMATION REGARDING THE DISTRIBUTOR

The information contained below clarifies information regarding the Distributor and replaces, in its entirety, information contained in the second paragraph of the section entitled "Fund Distribution Arrangements."

          In January 2002, AXA Distributors, LLC ("AXA Distributors") became a successor by merger to all of the functions, rights and obligations of Equitable Distributors, Inc. ("EDI"), including the role of Distributor of shares of the Trust. Like EDI, AXA Distributors is owned by Equitable Holdings, LLC. Accordingly, once the merger is complete, all references to EDI as a Distributor of the Trust in the Prospectus and Statement of Additional Information should be replaced with AXA Distributors.